Acquisition-related charges (Tables)	12 Months Ended
Dec. 31, 2012
Business Combinations [Abstract]
Acquisition-related charges
These total acquisition-related charges are as follows:

	For Years Ended December 31,
	2012	2011
Distributor contract termination	$21	$—
Inventory related	—	96
Property, plant and equipment related	—	15
As recorded in COR	21	111
Amortization of intangible assets	325	87
Retention bonuses	57	46
Stock-based compensation	17	50
Severance and other benefits:
Employment reductions announced at closing	16	29
Change of control	—	41
Transaction and other costs	35	62
As recorded in Acquisition charges	450	315
Total acquisition-related charges	$471	$426

Pro forma summaries
In conformance with Accounting Standards Codification (ASC) 805 – Business Combinations, the following unaudited summaries of pro forma combined results of operation for the years ended December 31, 2011 and 2010, give effect to the acquisition as if it had been completed on January 1, 2010. These pro forma summaries do not reflect any operating efficiencies, cost savings or revenue enhancements that may be achieved by the combined companies. In addition, certain non-recurring expenses, such as restructuring charges and retention bonuses, are not reflected in the pro forma summaries. These pro forma summaries are presented for informational purposes only and are not indicative of what the actual results of operations would have been had the acquisition taken place as of that date, nor are they indicative of future consolidated results of operations.

	For Years Ended December 31,
	2011	2010
	(Unaudited)
Revenue	$14,805	$15,529
Net income	2,438	3,218
Earnings per common share – diluted	$2.05	$2.61